SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

STG GROUP, INC.

(Name of Registrant as Specified in its Charter)

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STG GROUP, INC.
11091 Sunset Hills Road, Suite 200
Reston, Virginia

To the Stockholders of STG Group, Inc.:

You are cordially invited to attend the 2017 annual meeting of stockholders (the “Annual Meeting”) of STG Group, Inc. (the “Company”) to be held on Tuesday, June 13, 2017 at 10:00 a.m., local time, at the Company’s offices, located at 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190 to consider and vote upon the following proposals:

1.	To elect the one Class II director named in the Proxy to serve on the Company’s Board of Directors (the “Board”) until the 2020 annual meeting of stockholders or until his successor is elected and qualified;
2.	To approve the amendment of the Company’s 2015 Omnibus Incentive Plan;
3.	To ratify the selection by our Audit Committee of BDO USA LLP to serve as our independent registered public accounting firm for fiscal year 2017; and
4.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR, “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2015 OMNIBUS INCENTIVE PLAN, AND “FOR” THE RATIFICATION OF BDO USA LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on April 27, 2017 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Phillip E. Lacombe
President and Chief Operating Officer

This proxy statement is dated May 1, 2017
and is being mailed with the form of proxy on or shortly after May 1, 2017.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form.

STG GROUP, INC.
11091 Sunset Hills Road, Suite 200
Reston, Virginia

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 13, 2017

To the Stockholders of STG Group, Inc.:

NOTICE IS HEREBY GIVEN that the 2017 annual meeting of stockholders (the “Annual Meeting”) of STG Group, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, June 13, 2017 at 10:00 a.m., local time, at the Company’s offices, located at 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190, to consider and vote upon the following proposals:

1.	To elect the one Class II director named in the Proxy to serve on the Board until the 2020 annual meeting of stockholders or until his successor is elected and qualified;
2.	To approve the amendment of the Company’s 2015 Omnibus Incentive Plan;
3.	To ratify the selection by our Audit Committee of BDO USA LLP to serve as our independent registered public accounting firm for fiscal year 2017; and
4.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on April 27, 2017 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: www.stginc.com.

By Order of the Board,

/s/ Phillip E. Lacombe
President and Chief Operating Officer

i

STG GROUP, INC.
11091 Sunset Hills Road, Suite 200
Reston, Virginia

PROXY STATEMENT
2017 ANNUAL MEETING OF STOCKHOLDERS
To be held on Tuesday, June 13, 2017, at 10:00 a.m., local time at the offices of the Company
11091 Sunset Hills Road
Suite 200
Reston, Virginia 20190

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you furnish me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of STG Group, Inc., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Tuesday, June 13, 2017 at 10:00 a.m., local time, at the Company’s offices, located at 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about May 1, 2017.

What is included in these materials?

These materials include:

•	This Proxy Statement for the Annual Meeting; and
•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2017.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect the one Class II director named in the Proxy to serve on the Board until the 2020 annual meeting of stockholders or until his successor is elected and qualified;
2.	To approve the amendment of the Company’s 2015 Omnibus Incentive Plan; and
3.	To ratify the selection by our Audit Committee of BDO USA LLP to serve as our independent registered public accounting firm for fiscal year 2017.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” each nominee for Director, “FOR” the approval of the amendment to the Company’s 2015 Omnibus Incentive Plan, and “FOR” the ratification of the selection of BDO USA LLP as our independent registered public accounting firm.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $0.0001 per share, as of the close of business on April 27, 2017 (the “Record Date”) are entitled to vote at the Annual Meeting.

As of the Record Date, there were 16,625,849 issued and outstanding shares of common stock.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of common stock as of April 27, 2017 must be present at the Annual Meeting. This is referred to as a quorum. On April 27, 2017, there were 16,625,849 shares of common stock outstanding and entitled to vote.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and of Management and Related Stockholder Matters” beginning on page 23.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.  If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Charles L. Cosgrove, our Chief Financial Officer, as your representative at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Cosgrove to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are three ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.
•	By Internet. You may vote your shares at www.voteproxy.com.
•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are two ways to vote:

•	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.
•	By Internet. You may vote your shares at www.voteproxy.com.
•	By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, these shares will be counted as voted by the brokerage firm in the ratification of accountants.

Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposals one and two are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Shares not voted on the election of directors will have no effect on the vote for election of directors.

What vote is required to ratify the selection by our Audit Committee of BDO USA LLP as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of BDO USA LLP as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. An abstention will be counted as a vote against this proposal.

What vote is required to approve the amendment of the Company’s 2015 Omnibus Incentive Plan?

Approval of the amendment to the Company’s 2015 Omnibus Incentive Plan requires the affirmative vote of the holders of a majority of the votes cast on the proposals at the Annual Meeting.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Chief Financial Officer at 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” for all the director nominees and the proposals being placed before our stockholders at the Annual Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who can help answer my questions?

You can contact our Chief Financial Officer, Charles L. Cosgrove, at (703) 691-2480 or by sending a letter to Charles L. Cosgrove at the offices of the Company at 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of STG Group, Inc. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Thursday, June 23, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the Company’s offices, located at 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190, on Tuesday, June 13, 2017, at 10:00 a.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•	To elect the one Class II director named in the Proxy to serve on the Board until the 2020 annual meeting of stockholders or until his successor is elected and qualified;
•	To approve the amendment of the Company’s 2015 Omnibus Incentive Plan; and
•	To ratify the selection by our Audit Committee of BDO USA LLP to serve as our independent registered public accounting firm for fiscal year 2017.

Record Date, Voting and Quorum

Our Board fixed the close of business on April 27, 2017, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 16,625,849 shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

The holders of common stock entitled to cast a majority of all votes that could be cast by the holders of all of the outstanding common stock, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election directors is required to elect directors.

The approval of the proposal to ratify the selection of BDO USA LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

The approval of the amendment to the Company’s 2015 Omnibus Incentive Plan requires the affirmative vote of the holders of a majority of the votes cast on the proposals at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must complete the enclosed form, called a “proxy card,” and mail it in the envelope provided.

If you complete the proxy card as described above, you will designate our Chief Financial Officer to act as your proxy at the Annual Meeting. He will then vote your shares at the Annual Meeting in accordance with the instructions you have given him through the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Lacombe.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director, “FOR” the approval of the amendment to the Company’s 2015 Omnibus Incentive Plan, “FOR” the ratification of the selection of BDO USA LLP as our independent registered public accounting firm, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Financial Officer, Charles L. Cosgrove, at (703) 691-2480.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Chief Financial Officer, (STG Group, Inc., 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of STG Group, Inc. as of the record date as acceptable proof of ownership.

Solicitation of Proxies

The Company will bear the cost of soliciting proxies on behalf of the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated Certificate of Incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

The principal executive offices of our Company are located at STG Group, Inc., 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190. The Company’s telephone number at such address is (703) 691-2480.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

Certain information, as of April 27, 2017, with respect to each of the current officers and directors is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became an officer or director.

The business address of each director listed below is 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190.

Name	Age	Position	Year Appointed/ Elected
Simon S. Lee	68	Chairman, Class III Director	2015
Hon. David C. Gompert(a)(b)(c)(d)	71	Class I Director	2013
Vice Admiral (ret.) Robert B. Murrett(a)(b)(c)(d)	64	Class I Director	2014
Damian Perl	48	Class III Director	2013
Hon. Ronald R. Spoehel(a)(b)(c)	59	Class II Director	2014
Phillip E. Lacombe	67	President and Chief Operating Officer	2016
Charles L. Cosgrove	62	Chief Financial Officer	2015
Gavin Long	41	Senior Vice President, Corporate Development	2013

(a)	Member of Audit Committee
(b)	Member of Nominating Committee
(c)	Member of Compensation Committee
(d)	Member of Government Security Committee

Simon S. Lee, Chairman of the Board

Simon S. Lee founded STG Group Holdings, Inc. (“Holdings”), which is now a wholly-owned subsidiary of the Company, in 1986 as the Software Technology Group. Before founding Holdings, Mr. Lee performed in senior technical positions with various technology firms in the Washington, DC area. Mr. Lee served as the Chief Executive Officer of Holdings from its founding until November 2015, and has served as the Company’s Chairman of the Board since November 2015.

Mr. Lee holds a B.S. in Industrial Engineering from Korea University and an M.S. in Systems Engineering from the George Washington University.

Hon. David C. Gompert, Director

Mr. Gompert has been our Director since August 2013. He is Distinguished Visiting Professor for National Security Studies at the United States Naval Academy and Adjunct Senior Fellow of the RAND Corporation. Mr. Gompert has served as a Director of Global Integrated Security (USA) Inc., the U.S. security services business of Global Strategies Group, since 2011. Between 2009 and 2011, Mr. Gompert was with the Office of the Director of National Security, initially as the Principal Deputy Director. In 2010, he served as Acting Director of National Intelligence, providing strategic oversight of the U.S. Intelligence Community, and serving as President Barack Obama’s chief intelligence advisor. Between 2004 and 2009, Mr. Gompert was a Senior Fellow at the RAND Corporation and Distinguished Research Professor at the Center for Technology and National Security Policy, National Defense University. From 2003 to 2004, he served as the Senior Advisor for National Security and Defense, Coalition Provisional Authority, Iraq. He served as President of RAND Europe from 2000 to 2003, and was Vice President of RAND and Director of the National Defense Research Institute from 1993 to 2000. Mr. Gompert was a special assistant to former President George H. W. Bush, as well as the senior director for Europe and Eurasia on the staff of the National Security Council from 1990 to 1993. At Unisys from 1989 to 1990, he was president of the systems management group and vice president for strategic planning and corporate development. From 1983 to 1989, he was AT&T’s vice president of civil sales and programs, and its director of international market planning. Mr. Gompert held several senior positions at the State Department from 1975 to 1983, including deputy to the under secretary for political affairs, deputy director of the Bureau of Political-Military Affairs and special assistant to former Secretary of State Henry Kissinger. He is Chairman of the Advisory Board of the Institute for the Study of Early Childhood Education, a Trustee of Hopkins House Academy, and a member of the Advisory Board of the Naval Academy Center for Cyber Security Studies. Mr. Gompert is also a Distinguished Adjunct Professor at Virginia Commonwealth University and a Member of the American Academy of Diplomacy. He holds a B.S. in Engineering from the U.S. Naval Academy and a M.P.A. from Princeton University’s Woodrow Wilson School of Public and International Affairs. Mr. Gompert brings to our Board of Directors experience in senior roles in the defense and national security sectors and private sector executive leadership experience.

Vice Admiral (ret.) Robert B. Murrett, Director

Vice Admiral (ret.) Murrett has been our director since October 2014. Robert B. Murrett is a professor on the faculty of the Maxwell School of Citizenship and Public Affairs at Syracuse University, and serves as the Deputy Director of the Institute for National Security and Counterterrorism (INSCT) at the University, a position he has held since 2011. He is on the adjunct staff of the RAND Corporation, the Institute for Defense Analyses, and chairs the MITRE Intelligence Advisory Board. He also serves on the Senior Advisory Group for the Network and Space Systems branch of the Boeing Corporation. He is a member of the Board for the Institute for Veterans and Military Families, and is responsible for a series of ongoing research projects between the University and the Syracuse Veterans Administration Medical Center.

Previously, Murrett was a career intelligence officer in the U.S. Navy, serving in assignments throughout the Pacific, Europe, and the Middle East through his thirty-four years of duty, retiring in the grade of Vice Admiral. His duty stations included service as Operational Intelligence Officer for the U.S. Pacific Fleet, Assistant Naval Attaché at the U.S. Embassy in Oslo, Norway, and Director for Intelligence, U.S. Joint Forces Command. For the last ten years, he served as Vice Director for Intelligence, U.S. Joint Chiefs of Staff (2002 to 2006), Director of Naval Intelligence (2005 to 2006), and Director of the National Geospatial-Intelligence Agency (NGA) (2006 to 2010). He holds an undergraduate degree from the University of Buffalo, and a master’s degree from the Walsh School of Foreign Service at Georgetown University.

Damian Perl, Director

Mr. Perl is the Chairman and Chief Executive Officer of GLOBAL, a worldwide business investing and operating in the defense and national security sector, which he founded in 1998. GLOBAL was the sponsor of Global Defense & National Security Systems, Inc. (“GDEF”), the NASDAQ listed SPAC that acquired Holdings in November 2015. He served as Chairman of the Board of the SPAC from its IPO in 2013 until the closing of the Business Combination, and since then has been a board member of the Company. Notably, GDEF was the first SPAC to complete its initial business combination in the defense sector.

Mr. Perl was also previously a director of the NASDAQ listed company GTEC, a company that he had acquired in 2007 (as SFA, Inc. and The Analysis Corporation). After merging and rebranding the two companies as Global Defense Technology & Systems, Inc. (GTEC) and undertaking their transformation, Mr. Perl became a director of GTEC in April 2009 and was instrumental in its initial public offering in November 2009. Mr. Perl remained on the GTEC board after its initial public offering and oversaw two further acquisitions and its ultimate sale in April 2011 to Ares Management LLC.

Mr. Perl began his career with the British military. He is a member of various military associations, the Emerging Markets Private Equity Association and the International Institute for Strategic Studies. He holds a degree in Physiology and Biomechanics. Mr. Perl brings to our Board of Directors over two decades of experience in the defense and national security sectors, and a wealth of experience in counter-terrorism and counter-insurgency.

Hon. Ronald R. Spoehel, Director

Mr. Spoehel has been our Director since April 2014. Since 2009, Mr. Spoehel has been a private investor and served on public and private company boards of directors. Mr. Spoehel was appointed by President George W. Bush and served as the Senate-confirmed Chief Financial Officer of the National Aeronautical and Space Administration from 2007 to 2009. Previously, he served as a Director, Executive Vice President and Chief Financial Officer of ICx Technologies, Inc; as a Director, Executive Vice President and Chief Financial Officer of ManTech International Corporation; as an executive officer of Harris Corporation; and as an executive officer of ICF Kaiser International, following ten years in investment banking. Mr. Spoehel serves on the Boards of publicly traded companies, Profire Energy, Inc., and Millennial Esports Corp. He also serves and has served on the boards of directors of private companies in the U.S. and internationally.

Phillip E. Lacombe, President and Chief Operating Officer

Phillip E. Lacombe is a seasoned industry executive with over 20 years of leadership experience in the defense and national security technology sector. In 2008, he co-founded Secure Mission Solutions (“SMS”), which he led as President and Chief Operating Officer until its acquisition by Parsons Corporation in April 2014. He remained with Parsons to lead its commercial cyber security business and the SMS business unit until January 2016. From January 2016 to September 2016, Mr. Lacombe was Chief Executive Officer and Founder of Cyber-CIP LLC, a cyber security consulting firm.

Prior to SMS, Mr. Lacombe held senior positions with a number of major defense technology businesses, including Science Applications International Corporation, General Dynamics Corporation, and Veridian Corporation. He has served on a number of U.S. Government panels, including as Staff Director of the President’s Commission on Critical Infrastructure Protection. His career began as an Air Force officer, and he completed his service as a Colonel.

Charles L. Cosgrove, Chief Financial Officer

Charles L. Cosgrove joined the Company in November 2015. From February 2013 until November 2015, Mr. Cosgrove served as Chief Financial Officer and Treasurer for CRGT, Inc., a government information technology contractor overseeing accounting, finance, contracts, and financial operations. From June 2010 until July 2012, Mr. Cosgrove was Executive Vice President and Chief Financial Officer for Comtech Mobile Data Corporation, a wholly owned subsidiary of Comtech Telecommunications Corp. (NASDAQ: CMTL). From June 2008 until February 2010 Mr. Cosgrove served as Vice President & Business Unit Controller for the Government & Infrastructure Unit of KBR Inc. (NYSE: KBR). He holds a BS in Business Administration and Accounting from Georgetown University.

Gavin Long, Senior Vice President, Corporate Development

Mr. Long has served as our Senior Vice President, Corporate Development since February 2016. From November 2015 through January 2016, Mr. Long was Senior Vice President, Corporate Development at Global Strategies Group (“GLOBAL”). While at GLOBAL, Mr. Long also served as Senior Vice President, Corporate Development from October 2013 through the closing of our initial business combination (the “Business Combination”) in November 2015. Between 2010 and 2013, Mr. Long was a Partner and Managing Director at Civitas Group, a strategy and management consultancy focused on the national security sector. While at Civitas, Mr. Long helped formulate M&A strategies for many of the large defense contractors. Between 2008 and 2010, Mr. Long was Director of Strategy, Development and Planning for BAE Systems, working to establish the U.S. intelligence and security line of business. Prior to BAE Systems, Mr. Long was a Vice President with Imperial Capital, a New York and Los Angeles-based, full service investment bank, between 2004 and 2008. He joined Imperial Capital via the acquisition of USBX Inc., a national security market-focused M&A boutique. Mr. Long has participated in over forty transactions, with an aggregate value of over $4 billion. He began his career with Arthur Andersen Corporate Finance, where he was a part of the Technology M&A practice between 1998 and 2001. Mr. Long holds a B.A. in Philosophy from Appalachian State University.

Corporate Governance

The Board of Directors

Our amended and restated certificate of incorporation provides for a Board of Directors classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of five directors as set forth below.

Director Independence

The Board of Directors has determined that each of the Hon. David C. Gompert, Vice Admiral (ret.) Murrett, and the Hon. Ronald R. Spoehel are independent. The Board of Directors affirmatively determined that no director (other than Messrs. Perl and Lee) has a material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

We currently have the following standing committees: the Audit Committee, the Nominating and Governance Committee, the Compensation Committee, and the Government Security Committee. Each of the standing committees of the Board of Directors is composed entirely of independent directors.

Lead Director

In April 2016, the Board, on the recommendation of the independent directors of the Board, created the position of Lead Director. The Hon. Ronald R. Spoehel serves as the Lead Director. In that role, he presides over the Board’s executive sessions, during which our independent directors meet without management, and he serves as the principle liaison between management and the independent directors of the Board. The Lead Director also:

•	determines the agenda of the executive sessions in consultation with the other independent directors;
•	provides timely agreed upon feedback to the Board and the Chairman from the executive sessions;
•	has the authority to call meetings of the independent directors, which is in addition to the authority that any director of any committee of directors may have to call meetings in accordance with the Board resolutions or the charter controlling the governance of such committee;
•	consults with and advises the Chairman and the Chief Executive Officer regarding (i) Board meeting agendas and frequency and (ii) all information sent to the Board, including the quality, quantity, appropriateness and timeliness of such information;
•	provides such assistance and cooperation in preparation for and conduct of Board meetings as the Chairman may request;
•	is available, when appropriate, for consultation and direct communication with major stockholders, lenders and relevant financial institutions; and
•	works in conjunction with the Compensation Committee and members of the Board and other committees as appropriate to evaluate the performance of the Chief Executive Officer and deliver the annual performance evaluation to the Chief Executive Officer together with the Chairman of the Compensation Committee.

Committee Membership, Meetings and Attendance

During the fiscal year ended December 31, 2016, 8 meetings of the Board were held.

During the fiscal year ended December 31, 2016:

•	the Nominating and Governance Committee held 12 meetings;
•	the Audit Committee held 6 meetings; and
•	the Compensation Committee held 14 meetings.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director has been a director during fiscal year ended December 31, 2016.

We encourage all of our directors to attend our annual meetings of stockholders. All members of the Board were in attendance at our last Annual Meeting.

Audit Committee

We have an Audit Committee of the Board of Directors which consists of the Hon. David C. Gompert, Vice Admiral (ret.) Murrett and the Hon. Ronald R. Spoehel (Chair). Our Board of Directors has determined that each of the Hon. David C. Gompert, Vice Admiral (ret.) Murrett and the Hon. Ronald R. Spoehel is an independent director. The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our Form 10-K;
•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and
•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

The Audit Committee will at all times be composed exclusively of “independent directors” who are “financially literate.” We define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we have and intend to continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that the Hon. Ronald R. Spoehel qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Our Audit Committee has a formal written charter, which has been posted on the Company’s website and can be found at www.stginc.com.

Nominating and Governance Committee

We have a Nominating and Governance Committee (the “Nominating Committee”) of the Board, which consists of the Hon. David C. Gompert, Vice Admiral (ret.) Murrett (Chair), and the Hon. Ronald R. Spoehel. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors. The Nominating Committee considers persons identified by its members, management, stockholders, investment bankers, and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in our Nominating Committee Charter, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education, or public service;
•	should possess the requisite intelligence, education, and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives, and backgrounds to its deliberations; and
•	should have the highest ethical standards, a strong sense of professionalism, and intense dedication to serving the interests of our stockholders.

The Nominating Committee has a formal written charter, which has been posted on the Company’s website and can be found at www.stginc.com.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background, integrity, and professionalism in evaluating a person’s candidacy for membership on the board of directors. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating Committee does not distinguish among nominees recommended by stockholders and other persons.

Stockholders wishing to recommend a nominee for director are to submit such nomination in writing, along with any other supporting materials the stockholder deems appropriate, to our Secretary at the Company’s corporate offices at 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190.

Compensation Committee

We have a Compensation Committee, which consists of the Hon. David C. Gompert (Chair), Vice Admiral (ret.) Murrett, and the Hon. Ronald R. Spoehel. The Compensation Committee has overall responsibility for succession planning and determining and approving the compensation of our Chief Executive Officer and reviewing and approving the annual base salaries and annual incentive opportunities of our executive officers. The Company may utilize the services of independent consultants to perform analyses and to make recommendations relative to executive compensation matters. These analyses and recommendations are conveyed to the Compensation Committee, and the Compensation Committee takes such information into consideration in making its compensation decisions. The Compensation Committee has adopted a formal written charter, which has been posted to the Company’s website and can be found at www.stginc.com.

Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 16, as amended (Codification of Statements on Auditing Standards, AU sec. 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

Hon. Ronald R. Spoehel
Hon. David C. Gompert
Vice Admiral (ret.) Robert B. Murrett

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

Currently, we have a President and Chief Operating Officer, Mr. Lacombe, but we do not have a Chief Executive Officer. Pursuant to the Stock Purchase Agreement dated June 8, 2015, by and among the Company, Simon S. Lee Management Trust, Simon Lee Family Trust, AHL Descendants Trust, JSL Descendants Trust and Brian Lee Family Trust (the foregoing trusts, collectively, the “Stockholder Trusts”) and the other parties thereto (the “Business Combination Agreement”), at the closing of the Business Combination, Mr. Lee was appointed as our Chairman of the Board, and he continues to serve in that position. Additionally, Mr. Lee is Trustee for three of the five Stockholder Trusts, which collectively own 58.9% of our outstanding common stock. In light of the foregoing, the Board has created the position of Lead Director, upon the recommendation of the independent directors, as further described above. The Hon. Ronald R. Spoehel is our Lead Director. Our Board of Directors believes the Company and its stockholders are well-served by this leadership structure.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our business, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility. For example, the Audit Committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls. The Compensation Committee considers risk and has structured our executive compensation programs to provide incentives to reward appropriately executives for growth without undue risk taking.

Director Recommendations and Nominations

The Nominating and Governance Committee of the Board is responsible for assembling and maintaining a list of qualified candidates to serve on the Board, and it periodically reviews this list and researches the talent, skills, expertise, and general background of these candidates. The Board will from time to time review and consider candidates recommended by stockholders. Stockholder recommendations should be submitted in writing to: STG Group, Inc., 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190, Attention: Secretary.

Whether recommended by a stockholder or chosen by the independent directors, a candidate will be selected for nomination based on his or her talents and the needs of the Board. Although the Board does not have a formal diversity policy, it is expected that the independent directors will consider such factors as they deem appropriate to assist in developing a Board and committees that reflect a diversity of experience and are comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable purpose and size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. Director candidates are evaluated in view of the criteria described above, as well as other factors deemed to be relevant by the Board, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments.

Procedures for Contacting Directors

The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board generally or a specific director at any time by writing to the Company’s Secretary, STG Group, Inc., 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190, Attention: Secretary. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board or the Lead Director, if appropriate. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, executive officers and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Act of 1934, the Company’s directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons, the Company believes that during the fiscal year ended December 31, 2016 all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

EXECUTIVE COMPENSATION

As an emerging growth company, the Company has reduced disclosure obligations regarding executive compensation and is subject to the rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act, which require compensation disclosure for the Company’s principal executive officer and the next two most highly-compensated executive officers.

Included in this discussion is information for our named executive officers. All executive officers of the Company prior to the Business Combination resigned in connection with the Business Combination, and were not compensated by the Company for their services.

The tabular disclosure and discussion that follow describe the Company’s executive compensation program during the most recently completed fiscal year, ended December 31, 2016, with respect to the Company’s named executive officers, including Phillip E. Lacombe, the Company’s current President and Chief Operating Officer, Paul A. Fernandes, the Company’s former President, Charles L. Cosgrove, the Company’s Chief Financial Officer, and Dale R. Davis, the Company’s former Chief Integration Officer.

Compensation Policies

We seek to provide total compensation packages that are competitive, tailored to the unique characteristics and needs of the Company within our industry, and that adequately reward our executives for their roles in creating value for our stockholders. The Company’s goal is to be competitive in our executive compensation with other similarly situated companies in our industry. The compensation decisions regarding the Company’s executives are based on our need to attract individuals with the skills necessary to achieve our business plan, to reward those individuals fairly over time, and to retain those individuals who continue to perform at or above the Company’s expectations.

Our executives’ compensation consists of three primary components: salary, incentive bonus, and stock-based awards issued under an incentive plan. We are in the process of determining the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, individual performance, our performance and other information deemed relevant and timely.

Summary Compensation Table

The following table presents summary information regarding the total compensation for the years ended December 31, 2016 and 2015, for our named executive officers. The information for 2015 relates to compensation paid by Holdings up through November 23, 2015, the date of the Business Combination, and by the Company from that date through the end of 2015, except as disclosed in footnote 3 below. The information for 2016 relates to compensation the Company paid to our named executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Phillip E. Lacombe, President and Chief Operating Officer(1)	2016	$119,871	—	$483,237	—	—	$2,250	$605,358

Paul A. Fernandes, former President(2)	2016	$636,604	—	—	—		$8,616	$645,220
	2015	439,939	—	—	—	—	18,276	482,305

Charles L. Cosgrove, Chief Financial Officer(3)	2016	$330,606	—	$323.586	—	—	$7,950	$662,142
	2015	36,218	—	—	—	—	—	36,218

Dale R. Davis, former Chief Integration Officer(4)	2016	$346,606	—	$346,606	—	—	$7,950	$657,180
	2015	15,902	—	—	—	—	324	16,226

(1)	Mr. Lacombe commenced employment with the Company on September 12, 2016.
(2)	Mr. Fernandes retired from the Company effective September 12, 2016. The amount shown as salary for 2015 consists of $392,392 related to Mr. Fernandes’ employment by Holdings prior to the closing of the Business Combination on November 23, 2015, and $47,007 related to Mr. Fernandes’ employment by the Company after the consummation of the Business Combination. All other compensation for Mr. Fernandes in 2015 consists of discretionary contributions by the Company under the deferred compensation plan on his behalf.
(3)	Mr. Cosgrove commenced employment with Holdings on November 6, 2015, and continued employment with the Company upon consummation of the Business Combination. The amount shown as salary for 2015 consists of $10,995 related to Mr. Cosgrove’s employment by Holdings prior to the closing of the Business Combination on November 23, 2015, and $25,223 related to Mr. Cosgrove’s employment by the Company after the consummation of the Business Combination.
(4)	Mr. Davis retired from the Company as of April 3, 2017. Mr. Davis was an executive officer and director of the Company prior to the consummation of the Business Combination, for which he received no compensation from the Company. On June 1, 2015, Global Defense & National Security Holdings, LLC (“Global Defense LLC”) granted incentive units to Mr. Davis. The holders of the incentive units have the right to receive a portion of the profits from any liquidity realized by Global Defense LLC on its investment in Company common stock, after Global Defense LLC has received a return equal to the cost of its Company common stock, its costs and expenses related to such Company common stock, and a specified compound return on both of the foregoing. Mr. Davis resigned his role in connection with the Business Combination and was hired as the Company’s Chief Integration Officer on November 30, 2015. The amount included in “All Other Compensation” is the fair market value of the incentive units granted to Mr. Davis as of the date of grant, as determined by a third party valuation firm.

Executive Agreements

Phillip E. Lacombe

On August 31, 2016, the Company entered into an Executive Employment Agreement with Mr. Lacombe (the “Lacombe Employment Agreement”). Mr. Lacombe began employment with the Company on September 12, 2016.

Pursuant to the Lacombe Employment Agreement, the Company will pay Mr. Lacombe an annual salary of $450,000. Mr. Lacombe is eligible to participate in the Company’s annual bonus plan, at up to a 100% target of his salary, and is entitled to participate in all of the employee benefit plans and arrangements generally provided from time to time to senior executive officers of the Company.

Pursuant to the Lacombe Employment Agreement, in the event of the termination of his employment by the Company without Cause (as defined in the Lacombe Employment Agreement) or by Mr. Lacombe for Good Reason (as defined in the Lacombe Employment Agreement), Mr. Lacombe would be entitled to cash severance equal to the amount of his annual base salary in effect immediately prior to the date of termination.

Paul Fernandes

In connection with the closing of the Business Combination, we entered into an employment agreement with Paul Fernandes (the “Fernandes Employment Agreement”), providing that Mr. Fernandes would serve as the Company’s President beginning on the closing of the Business Combination. On June 30, 2016, the Company and Paul A. Fernandes, entered into a Separation and General Release Agreement (the “Fernandes Separation Agreement”). Pursuant to the Fernandes Separation Agreement, Mr. Fernandes retired as President of the Company as of September 12, 2016. Following Mr. Fernandes’ departure from the Company, he agreed to provide consulting services to the Company for eighteen months following his departure and received, among other things, and contingent upon a general release executed by Mr. Fernandes, severance payments of $601,128 (which is 18 months of his base salary) payable over twelve months.

Charles Cosgrove

In connection with the closing of the Business Combination, we entered into an employment agreement with Charles L. Cosgrove (the “Cosgrove Employment Agreement”), providing that Mr. Cosgrove would serve as the Company’s Chief Financial Officer beginning on the Closing Date. Pursuant to the Cosgrove Employment Agreement, the Company will pay Mr. Cosgrove an annual salary of $330,000. Mr. Cosgrove is eligible to participate in the Company’s Annual Incentive plan, at up to a 50% target of his salary, and is eligible to participate in the Company’s deferred compensation plan. Mr. Cosgrove also is entitled to participate in all of the employee benefit plans and arrangements generally provided from time to time to senior executive officers of the Company.

In addition, if the Company terminates Mr. Cosgrove’s employment on or after one year of his start date for any reason other than for Cause, he will be eligible for twelve months’ severance equal to his current base salary.

Dale R. Davis

On November 30, 2015, we entered into an employment agreement with Dale Davis, which was amended on April 29, 2016 (as amended, the “CIO Employment Agreement”), providing that Mr. Davis would serve as the Company’s Chief Integration Officer beginning on November 30, 2015. Pursuant to the CIO Employment Agreement, the Company paid Mr. Davis an annual salary of $346,000. Mr. Davis was eligible to participate in the Company’s Annual Incentive plan, at up to a 50% target of his salary, and was eligible to participate in the Company’s deferred compensation plan. Mr. Davis also participated in all of the employee benefit plans and arrangements generally provided from time to time to senior executive officers of the Company.

On March 20, 2017, the Company and Mr. Davis entered into a Separation Agreement (the “Davis Separation Agreement”). Pursuant to the Separation Agreement, Mr. Davis retired as Chief Integration Officer on April 3, 2017.

Pursuant to the terms of the Davis Separation Agreement, Mr. Davis will receive payments totaling $212,821.00.

Annual Cash Incentive Awards

None of the named executive officers received a cash incentive bonus in 2016. The Company is in process of adopting its annual incentive plan for 2017.

Deferred Compensation

Mr. Fernandes participated in a deferred compensation plan sponsored by Holdings prior to closing the Business Combination for employees classified as Vice Presidents and above. The deferred compensation plan provided that participants could make deferral contributions, which could range from 0% to 75% of an employee’s non-bonus compensation and 0% to 100% of an employee’s bonus compensation. Holdings could make discretionary employer contributions, as determined by Holdings in its sole discretion from time-to-time in writing. No matching contributions were available under the plan. The vesting schedule for employer contributions was: (i) zero years of service = 33% vested; (ii) one year of service = 33% vested; (iii) two years of service = 66% vested; (iv) three years of service = 100% vested. A participant was 100% vested in his employer contributions upon retirement eligibility (age 55 and 0 years of service), death, or disability. Participants could elect to receive distributions in a lump-sum or installments for deferral contributions and employer contributions, upon (i) a specified date or (ii) separation from service. Mr. Fernandes elected to have his service end date as the date of payment (or beginning of payments in the event of installments). Participants received a lump-sum payment in the event of death. Lump sums were paid on the 1st day of the month following the payment-triggering event. Installment payments started on that date and were payable annually thereafter over a time period of 2 to 10 years as elected by the participant. Employer contributions automatically vested upon a change in control. A change in control also triggered payment to the participant in a lump sum. The Business Combination triggered the automatic vesting of employer contributions and payment to Mr. Fernandes in a lump sum.

Phantom Stock Appreciation Awards

Prior to closing the Business Combination, Holdings sponsored a management incentive plan under which participants, including Mr. Fernandes, received phantom stock appreciation rights called “participation rights” which shared in the increase in the value of Holdings. This plan was terminated in connection with closing the Business Combination. The value of each participation interest was the increase in the value of Holdings since the award date multiplied by the percentage stated in the award agreement. Participants vested on a daily basis over a three-year period. If the participant remained employed through the 5th anniversary date, payments were made in three installments: (i)  1/3 of the participant’s plan account on the first business day on or immediately after the 5th anniversary of the grant date; (ii) ½ of the participant’s plan account is paid on the 6th anniversary date of the grant date; and (ii) the remaining balance in the participant’s plan account is paid as of the 7th anniversary date of the grant date. If there was a change in control, a participant became fully vested in his or her plan account if the participant had not had a separation from service on the date a change of control occurred. Upon a change of control, all earned amounts payable that had not been fully paid were paid in a single lump sum within five (5) business days of such change of control. Upon closing of the Business Combination this plan was terminated.

In 2015, Mr. Fernandes received no compensation under the Management Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table provides certain information as of December 31, 2016, concerning unexercised options and stock awards including those that had been granted but not yet vested as of such date for each of the NEOs. The value of stock awards shown below is based upon the fair market value of the Company’s common stock on December 31, 2016, which is assumed to be the closing price on December 30, 2016, the last trading day in 2016, which was $3.00 per share.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Awards
		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Phillip E. Lacombe, President and Chief Operating Officer(2)	62,500	187,500		3.00	9/12/2026
Paul A. Fernandes, former President(3)	—	—	—	—	—
Charles L. Cosgrove, Chief Financial Officer	20,000	80,000		5.00	6/3/2026
Dale R. Davis, former Chief Integration Officer(4)	18,704	74,818		5.00	6/3/2026

(1)	The option awards for Mr. Lacombe which were not vested as of December 31, 2016 are scheduled to vest one third per year on each of the first, second, and third anniversaries of the grant date (September 12, 2016). The option awards for Mr. Cosgrove which were not vested as of December 31, 2016 are scheduled to vest one fourth per year on each of the first, second, third and fourth anniversaries of the grant date (June 3, 2016).
(2)	Mr. Lacombe commenced employment with the Company on September 12, 2016.
(3)	Mr. Fernandes retired from the Company effective September 12, 2016.
(4)	Mr. Davis retired from the Company effective April 3, 2017. All of his unvested stock options were forfeited in connection with his retirement.

DIRECTOR COMPENSATION

The Company’s existing directors, other than the Chairman of the Board, are entitled to receive annual cash retainers of $60,000, an annual cash payment of $5,000 for each committee on which such director sits, as well as an initial one-time cash payment for our independent directors. In addition, our existing independent directors were granted options to purchase shares of Company common stock in June 2016. Our Lead Director is entitled to receive an annual cash retainer of $90,000, and is also anticipated to be entitled to receive awards of equity compensation at twice the rate for other independent directors.

Director Compensation Table

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)(2)	Option awards Compensation ($)	Non-equity incentive plan ($)	Non-qualified deferred Compensation earnings ($)	All other compensation ($)	Total ($)
Simon S. Lee	—	—	—	—	—	—	—
Hon. David C. Gompert	$90,000	$29,850	—	—	—	—	$119,850
Vice Admiral (ret.) Robert B. Murrett	$85,000	$29.850	—	—	—	—	$114,850
Damian Perl	—	—	—	—	—	—	—
Hon. Ronald R. Spoehel	$85,000	$51,740	—	—	—	—	$136,740

(1)	The amounts shown represent the aggregate grant date fair value of the restricted stock awards granted to each director during 2016. The fair value of the awards was determined using the valuation methodology and assumptions set forth in note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.
(2)	Restricted stock awards with respect to 15,000, 15,000, and 26,000 shares of Company common stock to the Hon. David C. Gompert, Mr. Murrett, and the Hon. Ronald R. Spoehel, respectively, pursuant to the Company’s 2015 Omnibus Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OF
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding beneficial ownership of shares of common stock of the Company as April 21, 2017 by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock;
•	each of the Company’s executive officers and directors; and
•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Beneficial ownership of common stock of the Company is based on 16,625,849 shares of common stock of the Company issued and outstanding as of April 21, 2017.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Shares of Common Stock Beneficially Owned
	Number	Percent(1)
Global Defense & National Security Holdings LLC(2)	4,246,462	25.5%
Julie Lee(3)	986,258	5.9%
Simon S. Lee Management Trust(4)	8,754,080	52.7%
Officers and Directors
Simon S. Lee(4)	9,786,852	58.9%
Hon. David Gompert(5)	20,112	*
Vice Adm. (ret.) Robert B. Murrett(6)	20,112	*
Damian Perl(2)	4,246,462	25.5%
Hon. Ronald R. Spoehel(7)	26,712	*
Phillip E. Lacombe(8)	152,778	*
Charles L. Cosgrove(9)	50,000	*
Gavin Long(10)	55,200	*

*	Less than one percent (1%) of Company common stock issued and outstanding.
(1)	Based on a total of 16,625,849 shares of the Company’s common stock issued and outstanding as of April 21, 2017. This percentage also takes into account the common stock to which such individual or entity has the right to acquire beneficial ownership within sixty (60) days after April 21, 2017, including, but not limited to, through the exercise of options or the vesting of restricted stock; however, such common stock will not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934, as amended.
(2)	Global Defense LLC, is the record holder of all of these shares. Mr. Perl, a Director, is the ultimate beneficial owner of Global Defense LLC and has beneficial ownership of Global Defense LLC’s interests in the Company. The Schedule 13D/A filed by Global Defense LLC and Mr. Perl on November 25, 2015 (the “Schedule 13D/A”), states that Global Defense LLC and Mr. Perl may be deemed part of a “group” with (i) the Stockholder Trusts, which are the other stockholders party to the Voting Agreement, (ii) Simon S. Lee, as Trustee of the Simon S. Lee Management Trust, the JSL Descendants Trust and the Brian Lee Family Trust and (iii) Julie S. Lee, as Trustee of the Simon Lee Family Trust and the AHL

Descendants Trust. As a result, Global Defense LLC and Mr. Perl may be deemed to beneficially own the 10,773,110 shares owned by the other group members. Global Defense LLC and Mr. Perl disclaim beneficial ownership of such shares.
(3)	Julie Lee is Trustee for the Simon Lee Family Trust (493,129 shares) and the AHL Descendants Trust (493,129 shares). The Schedule 13D/A states that the Ms. Lee may be deemed part of a “group” with (i) the Stockholder Trusts, (ii) Simon S. Lee, as Trustee of the Simon S. Lee Management Trust, the JSL Descendants Trust and the Brian Lee Family Trust and (iii) Global Defense LLC and Mr. Perl. As a result, Ms. Lee may be deemed to beneficially own the 14,033,314 shares owned by the other group members. Ms. Lee disclaims beneficial ownership of such shares.
(4)	Simon S. Lee is Trustee for the Simon S. Lee Management Trust (8,754,080 shares), JSL Descendants Trust (521,039 shares) and Brian Lee Family Trust (511,733 shares). The Schedule 13D/A states that the Mr. Lee may be deemed part of a “group” with (i) the Stockholder Trusts, (ii) Julie S. Lee, as Trustee of the Simon Lee Family Trust and the AHL Descendants Trust and (iii) Global Defense LLC and Mr. Perl. As a result, Mr. Lee may be deemed to beneficially own the 5,232,720 shares owned by the other group members. Mr. Lee disclaims beneficial ownership of such shares.
(5)	Of the shares shown as beneficially owned by the Hon. David C. Gompert, 9,000 are vested restricted stock or restricted stock that will become vested within 60 days after April 21, 2017, and 11,112 represent rights to acquire common stock through stock options that are presently exercisable or will become exercisable within 60 days after April 21, 2017.
(6)	Of the shares shown as beneficially owned by Mr. Murrett, 9,000 are vested restricted stock or restricted stock that will become vested within 60 days after April 21, 2017, and 11,112 represent presently exercisable rights to acquire common stock through stock options.
(7)	Of the shares shown as beneficially owned by the Hon. Ronald R. Spoehel or restricted stock that will become vested within 60 days after April 21, 2017, 15,600 are vested restricted stock, and 11,112 represent rights to acquire common stock through stock options that are presently exercisable or will become exercisable within 60 days after April 21, 2017.
(8)	Of the shares shown as beneficially owned by Mr. Lacombe, 125,000 represent rights to acquire common stock through stock options that are presently exercisable or will become exercisable within 60 days after April 21, 2017.
(9)	Of the shares shown as beneficially owned by Mr. Cosgrove 50,000 represent rights to acquire common stock through stock options that are presently exercisable or will become exercisable within 60 days after April 21, 2017.
(10)	Of the shares shown as beneficially owned by Mr. Long 55,200 represent rights to acquire common stock through stock options that are presently exercisable or will become exercisable within 60 days after April 21, 2017. In addition, on June 1, 2015, Global Defense LLC granted incentive units to Mr. Long, who was then employed by both Global Defense LLC and the Company. The holders of the incentive units have the right to receive a portion of the profits from any liquidity realized by Global Defense LLC on its investment in Company common stock, after Global Defense LLC has received a return equal to the cost of its Company common stock, its costs and expenses related to such Company common stock, and a specified compound return on both of the foregoing. Mr. Long has no right to vote the underlying shares of Company common stock owned by Global Defense LLC and has no decision making authority with respect to the disposition thereof. Mr. Long disclaims beneficial ownership of such underlying shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On November 14, 2016, we entered into Common Stock Purchase Agreements with the Simon Lee Management Trust and Mr. Lacombe (the “Investors”) that provided for the sale to the Investors of 462,778 shares of Common Stock at a purchase price of $3.60 per share, an aggregate of approximately $1.7 million. We used the proceeds to reduce the principal balance of the term loan under our Credit Agreement as required to effect the cure right thereunder.

A company owned by a party related to the majority stockholder of the Company is both a subcontractor to and customer of the Company on various contracts. As of December 31, 2016 and 2015, amounts due from this entity totaled $0.01 million and $0.02 million respectively. The Company recorded revenue of $0.01 million for the year ended December 31, 2016, $0.01 million and $0.11 million, respectively, for the periods from November 24, 2015 through December 31, 2015 and January 1, 2015 through November 23, 2015.

There was no work performed under subcontracts with this entity during the year ended December 31, 2016, however the Company recorded direct costs of $0.02 million for the period from January 1, 2015 through November 23, 2015 and $0.14 million for the year ended December 31, 2014 relating to such work performed.

On September 15, 2015, the Company issued a note receivable to one of the Stockholder Trusts for $2.5 million. The note bore interest at 2.35%. The principal and accrued interest was payable in full on the earlier of December 31, 2015 or the closing of the Business Combination. This note was satisfied with the closing of the Business Combination that took effect on November 23, 2015.

On November 23, 2015, Global Strategies Group (North America) Inc., an affiliate of Global Defense LLC, and the Company entered into a services agreement, pursuant to which the Company may retain Global Strategies Group (North America) Inc. from time to time to perform certain services: corporate development services such as assisting the Company in post-integration matters, regulatory compliance support services, financial services and financial reporting, business development and strategic services, marketing and public relations services, and human resources services. Global Strategies Group (North America) Inc. is an affiliate of both the Company and a Board member. Amounts paid and expensed under this agreement during the year ended December 31, 2016 totaled $0.6 million.

All ongoing and future transactions between us and any of our officers and directors and their respective affiliates, including loans by our officers and directors, will be on terms believed by us to be no less favorable than are available from unaffiliated third parties. Such transactions or loans, including any forgiveness of loans, will require prior approval by a majority of our disinterested “independent” directors (to the extent we have any) or the members of our Board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. We will not enter into a business combination or invest alongside any of our directors, officers, any affiliate of ours or of any of our directors or officers or a portfolio company of any affiliate of our directors or officers.

PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL ONE
ELECTION OF ONE CLASS II DIRECTOR

Our Board of Directors now consists of five directors, including one Class II director as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

The Hon. Ronald R. Spoehel is nominated for election at this Annual Meeting of stockholders, to hold office until the annual meeting of stockholders in 2020, or until his successor is chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For the biography of the nominee to serve as a director, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The nominee receiving the highest number of affirmative votes shall be elected as a director. Unless marked to the contrary, proxies received will be voted “FOR” this nominee.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of the abovementioned nominee.

PROPOSAL TWO
APPROVAL OF THE AMENDMENT TO
THE COMPANY’S 2015 OMNIBUS INCENTIVE PLAN

Background

On July 8, 2015, our board of directors approved our 2015 Omnibus Incentive Plan (the “2015 Plan”), subject to stockholder approval. We are now asking our stockholders to approve an amendment to the 2015 Plan so that we can use the 2015 Plan to achieve the Company’s performance, recruiting, retention and incentive goals.

On November 23, 2015, the Company’s stockholders approved the Global Defense & National Security Systems, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”), which provided for the issuance of the lesser of 1,600,000 or 8% of the number of shares of common stock outstanding immediately following consummation of the Business Combination. As of April 27th, 2017 283,552 shares remained available for issuance under the 2015 Plan (excluding shares that may return to the 2015 Plan due to awards that are forfeited, canceled, or expire). We are now asking our stockholders to increase the number of shares authorized for issuance under the 2015 Plan by 500,000 shares for an aggregate plan size of 1,788,564 shares as set forth in Annex A attached hereto.

The purposes of the 2015 Plan are to attract and retain the best available personnel, to provide additional incentives to employees, directors and consultants and to promote the success of the Company’s business. The Board believes that equity grants may become an increasingly important means to retain and compensate employees, consultants and directors.

The amendment of the 2015 Plan attached as Annex A (the “Plan Amendment”) will only become effective if approved by the Company’s stockholders. If so approved, 500,000 shares will be added to the 2015 Plan reserve, for an aggregate plan size of 1,788,564 shares, which is designed to ensure the continued viability of the 2015 Plan and which is aligned with the best interests of our stockholders. We anticipate that this share limit will allow us to grant awards for three to four years.

The Compensation Committee of the board of directors, the board of directors and management believe that equity awards are a competitive necessity in our industry, and are essential to recruiting and retaining the highly qualified technical and other key personnel who help the Company meet its goals, as well as rewarding and encouraging current service providers.

We are also seeking stockholder approval of the Plan Amendment to satisfy the stockholder approval requirement under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), so that we may grant awards under the 2015 Plan that are intended to qualify for exclusion from the federal tax deduction limitation under Section 162(m). Section 162(m) places a limit of $1,000,000 on the amount we may deduct in any one year for compensation paid to our chief executive officer and each of our other three most highly-paid executive officers other than our chief financial officer. Compensation that qualifies as performance-based compensation for purposes of Section 162(m) is not subject to this deductibility limit. For awards under the 2015 Plan to qualify for this exception, stockholders must approve the Plan Amendment. Notwithstanding the foregoing, the rules and regulations under Section 162(m) are complicated and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the 2015 Plan will be deductible under all circumstances.

A general description of the 2015 Plan, as proposed to be amended as set forth in Annex A attached hereto to increase the number of shares authorized for issuance under the 2015 Plan by 500,000 shares for an aggregate plan size of 1,788,564 shares, is set forth below.

Summary of the 2015 Omnibus Incentive Plan

Share Reserve.  The maximum number of shares of Company common stock that may be issued pursuant to awards under the 2015 Plan is the lesser of 1,600,000 or 8% of the number of shares of common stock outstanding immediately following consummation of the Business Combination. Upon approval of the Plan Amendment, the maximum number of shares of Company common stock that may be issued pursuant to awards under the 2015 Plan will be 1,788,564.

Share Counting.  Any shares covered by an award which is forfeited, canceled or expires shall be deemed not to have been issued for purposes of determining the maximum number of shares which may be issued under the 2015 Plan. Shares that have been issued under the 2015 Plan pursuant to an award shall not be returned to the 2015 Plan and shall not become available for future grant under the 2015 Plan, except where unvested shares are forfeited or repurchased by the Company at the lower of their original purchase price or their fair market value. Shares tendered or withheld in payment of an award exercise or purchase price and shares withheld by the Company to pay any tax withholding obligation shall not be returned to the 2015 Plan and shall not become available for future issuance under the 2015 Plan. In addition, all shares covered by the portion of a stock appreciation right that is exercised shall be considered issued pursuant to the 2015 Plan.

Administration.  The 2015 Plan is administered by the Plan administrator (the “Administrator”), defined as the board of directors or one or more committees designated by the board of directors. The Company intends that the Compensation Committee of the board of directors will act as the Administrator. With respect to grants to officers and directors, the membership of the Compensation Committee shall satisfy applicable laws, including Rule 16b-3 under the Securities Exchange Act of 1934, as amended and Section 162(m).

The Administrator has the authority, in its discretion, to select employees, consultants and directors to whom awards may be granted, to determine whether and to what extent awards are granted, to determine the number of shares or the amount of other consideration to be covered by each award (subject to the limitations set forth below), to approve award agreements, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award (subject to the limitations set forth below), to construe and interpret the terms of the 2015 Plan and related awards, to approve corrections to the documentation or administration of awards, to establish procedures or subplans to accommodate awards to employees, consultants and directors in applicable non-U.S. jurisdictions, and to take such other action not inconsistent with the terms of the 2015 Plan.

No Repricings or Exchanges without Stockholder Approval.  The Company shall obtain stockholder approval prior to (a) the reduction of the exercise price of any stock option or the base amount of any stock appreciation right or (b) the cancellation of a stock option or stock appreciation right at a time when its exercise price or base amount exceeds the fair market value of the underlying shares, in exchange for another award (unless the cancellation and exchange occurs in connection with a Corporate Transaction (as described below)). Notwithstanding the foregoing, cancelling a stock option or stock appreciation right in exchange for another award with an exercise price or base amount that is equal to or greater than the exercise price or base amount of the original stock option or stock appreciation right will not be subject to stockholder approval.

Terms and Conditions of Awards.  The 2015 Plan provides for the grant of stock options, restricted stock, restricted stock units, dividend equivalent rights, stock appreciation rights and cash-based awards (collectively referred to as “awards”) to employees, directors and consultants (including those who reside in non-U.S. jurisdictions). As of April 27, 2017, approximately 940 employees, 5 directors, and zero consultants would be eligible to participate in the 2015 Plan. Each award shall be designated in an award agreement. Awards may be granted subject to vesting schedules and repurchase or forfeiture rights in favor of the Company as specified in the award agreements.

The Administrator may establish (i) one or more programs to permit selected participants to elect to defer receipt of consideration payable under an award and (ii) separate programs for the grant of particular forms of awards to one or more classes of participants.

Stock Options.  Stock options may be either incentive stock options under the provisions of Section 422 of the Code, or non-qualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, consultants and directors or to employees, consultants and directors of any parent or subsidiary of the Company. To the extent that the aggregate fair market value of the shares subject to stock options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess stock options shall be treated as non-qualified stock options.

Exercise Price, Base Amount or Purchase Price.  The Administrator will grant incentive stock options at an exercise price not less than 100% of the fair market value of the Company’s common stock on the date the stock option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). In the case of non-qualified stock options, stock appreciation rights, and awards intended to qualify as performance-based compensation, the exercise price, base amount or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards, the exercise or purchase price shall be determined by the Administrator. The method of payment of the exercise or purchase price shall be determined by the Administrator. The Administrator, in its discretion, may accept the following: cash, check, shares or, with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure.

Non-Transferability.  Incentive stock options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the grantee, only by the grantee. Other awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the grantee, to the extent and in the manner authorized by the Administrator but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the grantee. Notwithstanding the foregoing, the grantee may designate one or more beneficiaries of the grantee’s award in the event of the grantee’s death on a beneficiary designation form provided by the Administrator.

Term of Awards.  The term of an award will be stated in the award agreement, provided that such term may not exceed ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company).

Section 162(m).  For awards of options that are intended to be performance-based compensation under Section 162(m), the maximum number of shares subject to such options that may be granted to a participant during a calendar year is 600,000 shares.

For awards of stock appreciation rights that are intended to be performance-based compensation under Section 162(m), the maximum number of shares subject to such stock appreciation rights that may be granted to a participant during a calendar year is 600,000 shares.

For awards of restricted stock that are intended to be performance-based compensation under Section 162(m), the maximum number of shares subject to such restricted stock that may be granted to a participant during a calendar year is 300,000 shares.

For awards of restricted stock units that are intended to be performance-based compensation under Section 162(m), the maximum number of shares subject to such restricted stock units that may be granted to a participant during a calendar year is 300,000 shares.

The Administrator may adjust these limitations proportionately in the event of certain changes in the Company’s capitalization.

For cash-based awards that are intended to be performance-based compensation under Section 162(m), the maximum amount that may be paid to a participant pursuant to such awards during each 12 month period that is part of a performance period is $5,000,000.

For dividends and dividend equivalent rights that are intended to be performance-based compensation under Section 162(m), the maximum amount that may be paid or awarded to a participant during a calendar year is $1,000,000 and/or a number of shares with an aggregate fair market value not in excess of such amount.

In order for restricted stock, restricted stock units, dividends, dividend equivalent rights and cash-based awards to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates (or, if earlier, the date after which 25% of the period of service to which the performance goal relates has elapsed) and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

The 2015 Plan includes the following performance criteria that the Administrator may consider when granting awards intended to qualify as performance-based compensation under Section 162(m): net earnings or net income (before or after taxes); earnings per share; revenues or sales (including net sales or revenue growth); net operating profit; return measures (including return on assets, net assets, capital, invested capital, equity, sales, or revenue); cash flow (including operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price (including growth measures and total stockholder return); expense targets; margins; operating efficiency; market share; working capital targets and change in working capital; economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital); or net operating income. These criteria may be applied to the Company, any parent or subsidiary of the Company and/or any individual business units thereof and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results, or to a designated comparison group, in each case as specified by the Administrator in the award. The performance criteria established by the Administrator for any awards not intended to be performance-based compensation under Section 162(m) may be based on any one of, or combination of, these criteria or any other performance criteria established by the Administrator.

Certain Adjustments.  Subject to any required action by the stockholders of the Company, the Administrator shall proportionately adjust the number and kind of shares covered by outstanding awards, the number and kind of shares that have been authorized for issuance under the 2015 Plan, the exercise price, base amount or purchase price of each outstanding award, the maximum number of shares or amount that may be granted subject to awards, and the like, in the event of (i) any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification or similar event affecting the shares, (ii) certain other increases or decreases in the number of issued shares or (iii) any other transaction with respect to shares including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction. The Administrator’s determination shall be final, binding and conclusive.

Corporate Transaction and Change in Control.  Effective upon the consummation of a Corporate Transaction (as defined in the 2015 Plan), all outstanding awards under the 2015 Plan will terminate unless the awards are assumed in connection with the Corporate Transaction. At any time prior to the consummation of a Corporate Transaction or Change in Control (as defined in the 2015 Plan), the Administrator may provide for the full or partial automatic vesting and exercisability of outstanding unvested awards and release awards from any repurchase or forfeiture rights in connection with a Corporate Transaction or Change in Control.

A Corporate Transaction generally includes certain mergers and acquisitions, the sale or other disposition of all or substantially all of the Company’s assets, and a complete liquidation or dissolution of the Company; and a Change in Control generally includes certain acquisitions that are not approved by the board of directors and certain takeovers of the board of directors.

Amendment, Suspension or Termination of the 2015 Plan.  The board of directors may at any time amend, suspend or terminate the 2015 Plan. The 2015 Plan will terminate on the ten year anniversary of the date it was approved by stockholders, which is November 23, 2025, unless earlier terminated by the board of directors. To the extent necessary to comply with applicable laws, the Company shall obtain stockholder approval of any amendment to the 2015 Plan.

Plan Benefits

The following table sets forth information with respect to the expected grants of restricted stock and options under the 2015 Plan to the executive officers named in the Summary Compensation Table, to all current executive officers as a group, to all non-employee directors as a group, and to all other employees as a group. Other than as set forth in the table below, we have not granted awards subject to stockholder approval of the Plan Amendment. Therefore, it is not presently possible to determine the benefits or amounts that may be received by any other individuals or groups pursuant to the Plan Amendment in the future. The grant of future awards under the 2015 Plan, including grants to the executive officers named in the Summary Compensation Table above, is subject to the discretion of the Administrator.

2015 Omnibus Incentive Plan

Name and Position	Dollar Value ($)		Number of Shares Underlying Options
Phillip E. Lacombe	N/A	(1)	250,000	(1)
Paul A. Fernandes	0		0
Charles L. Cosgrove	0		0
Dale R. Davis	0		0
Executive Group	0		0
Non-Executive Director Group	0		0
Non-Executive Officer Employee Group	0		0

(1)	Pursuant to Mr. Lacombe’s employment agreement, he is eligible to receive an award of 250,000 options under the 2015 Plan, on or about the first anniversary of his employment with the Company. The exercise price of such options shall be the fair market value on the date of grant, and the options shall vest 25% on the date of grant, and 25% every six months thereafter until eighteen months after the date of grant.

As of April 27, 2017, except as set forth above, none of our current executive officers (as a group); none of our nominees for election as a director; no associates of our directors, executive officers or nominees for director; and none of our employees (including all current officers who are not executive officers) (as a group) have received or are parties to agreements pursuant to which they may receive awards under the 2015 Plan.

As of April 27, 2017, the closing price of a share of our common stock was $1.11.

Federal Income Tax Consequences

The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the 2015 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Non-qualified Stock Options.  The grant of a non-qualified stock option will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

A non-qualified stock option can be considered non-qualified deferred compensation and subject to Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”). A non-qualified stock option that does not meet the requirements of Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Incentive Stock Options.  The grant of an incentive stock option will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights.  Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR also can be considered non-qualified deferred compensation and subject to Section 409A. A SAR that does not meet the requirements of Section 409A of the Code can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock.  A restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the recipient will not recognize ordinary income at the time of the award, unless the participant is retirement eligible. Instead, the recipient will recognize ordinary income on the date when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The recipient’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the earlier of those two dates.

The recipient may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within 30 days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by the Company.

Restricted Stock Units.  With respect to awards of restricted stock units, no taxable income is reportable when the restricted stock units are granted to a participant or upon vesting of the restricted stock units. Upon settlement, the recipient will recognize ordinary income in an amount equal to the value of the payment received pursuant to the restricted stock units. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by the Company.

Restricted stock units also can be considered non-qualified deferred compensation and subject to Section 409A. A grant of restricted stock units that does not meet the requirements of Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

Dividends and Dividend Equivalents.  Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

Tax Effect for the Company.  Unless limited by Section 162(m), the Company generally will be entitled to a tax deduction in connection with an award under the 2015 Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, when restricted stock is no longer subject to the risk of forfeiture).

The 2015 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

Vote Required

Approval of the amendment to the 2015 Plan requires the affirmative vote of the holders of a majority of the votes cast on the proposals at the Annual Meeting.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” the approval of the amendment to the 2015 Plan.

PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

We are asking stockholders to ratify the Audit Committee’s selection of BDO USA LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2017. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. Although this appointment does not require ratification, the Board has directed that the appointment of BDO be submitted to stockholders for ratification due to the significance of their appointment. If stockholders do not ratify the appointment of BDO, the Audit Committee will consider the appointment of another independent registered public accounting firm for the fiscal year ending December 31, 2017. Representatives of BDO are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will respond to appropriate questions.

Change in Auditors

As previously reported, on November 28, 2015, the Company appointed BDO as the Company’s new independent registered public accounting firm, effective immediately. The Audit Committee of the Board of Directors approved the change in the auditors. During all interim periods through November 28, 2015, the Company did not consult BDO regarding the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements. KPMG previously served as the principal accountants of the Company, which was previously a special purpose acquisition company (“SPAC”) prior to the consummation of the Business Combination.

In the interim periods in fiscal year 2015 through November 28, 2015, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in their opinion.

In the interim periods in fiscal year 2015 through November 28, 2015, there were no “reportable events” as that term is defined in Item 304(a)(i)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

Fees Billed by our Independent Registered Public Accounting Firm During Fiscal Year 2016 and 2015

Fees for professional services provided by our independent registered public accounting firm for the fiscal year 2016 and 2015 include:

	January 1, 2016 to December 31, 2016	January 1, 2015 to December 31, 2015
Audit Fees(1)	$482,411	975,776
Audit-Related Fees(2)	15,961	—
Tax Fees(3)	142,400	38,156
All Other Fees(4)	49,938	—
Total Fees:	$690,740	1,013,932

(1)	Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. $482,441 was paid to BDO for the audit of our consolidated financial statements for 2016 and for services provided in 2016 related to quarterly reviews. In 2015, $234,310 was paid to KPMG for services related to quarterly reviews and review of the proxy for the Business Combination prior to the appointment of BDO. In 2015, $741,466 was paid to BDO for the audit of our consolidated financial statements for 2015, the audit of the Business Combination purchase accounting valuation in 2015 and the audits and quarterly interim reviews of predecessor periods.

(2)	Audit-Related Fees. Audit related fees consist of fees billed for the audit of the Company’s 401K plan.
(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, and tax advice. Tax fees paid to BDO for services provided in 2016 were $142,400. Tax fees paid to BDO for services provided in 2015 were $9,000. Tax fees of $29,156 were paid to BDO in 2015 from the time of their appointment as our principal accounting firm.
(4)	All Other Fees. All Other Fees are fees for services other than those reported in audit fees, audit related fees, and tax fees which consist of fees billed for professional advisory services related to restructuring activities in foreign jurisdictions.

Pre-Approval Policy

Our Audit Committee has adopted a statement of principles with respect to the pre-approval of services provided by the independent registered public accounting firm. In accordance with the statement of principles, the Audit Committee has determined that all non-prohibited services to be provided by the independent registered public accounting firm are to be approved in advance pursuant to a proposal from such independent registered public accounting firm and a request by management for approval.

Vote Required

The ratification of the appointment of BDO requires the vote of a majority of the shares cast on the matter at the Annual Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of BDO as our independent registered public accounting firm.

OTHER MATTERS

Submission of Stockholder Proposals for the 2018 Annual Meeting

We anticipate that the 2018 annual meeting of stockholders will be held no later than June 30, 2018. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2018 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must be received by the Company at its offices at STG Group, Inc., 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190 no later than January 1, 2018.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date we first mailed our proxy materials for the preceding year’s annual meeting of stockholders, or not more than 15 days from the public announcement of the meeting if the meeting is first publicly announced less than 90 days prior to the date of the meeting. Accordingly, for our 2018 Annual Meeting, assuming the meeting is held on or about June 30, 2018, notice of a nomination or proposal must be delivered to us no later than January 31, 2018 and no earlier than January 1, 2018. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. If a stockholder fails to comply with the foregoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at STG Group, Inc., 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190, to inform us of his or her request; or
•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s site on the Internet, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to STG Group, Inc., 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190, Attn: Chief Financial Officer.

ANNEX A

AMENDMENT TO THE
STG GROUP, INC.
2015 OMNIBUS INCENTIVE PLAN

THIS AMENDMENT (this “Amendment”) to the STG Group, Inc. 2015 Omnibus Incentive Plan, as amended from time to time (the “Plan”), is made as of June 13, 2017, by STG Group, Inc. (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company previously adopted the Plan, under which the Company is authorized to grant equity-based incentive awards to certain employees and other service providers of the Company;

WHEREAS, Section 13 of the Plan provides that the Company’s board of directors (the “Board”) may amend the Plan from time to time without approval of the stockholders of the Company, subject to certain exceptions including as may be required by the Internal Revenue Code of 1986, as amended (the “Code”), which requires that any amendment to the Plan to increase the number of shares of common stock, $0.0001 par value per share, of the Company (“Common Stock”) that may be issued under the Plan must be approved by the stockholders of the Company to remain qualified under the Code;

WHEREAS, the Board desires to increase the number of shares of Common Stock available under the Plan; and

WHEREAS, in connection with such approval, the Company hereby adopts this Amendment, effective as of June 13, 2017 (the “Effective Date”) and subject to approval by the stockholders of the Company, to increase the number of shares of Common Stock available for issuance under the Plan.

NOW, THEREFORE, the Plan shall be amended as of the Effective Date, subject to approval by the Company’s stockholders, as set forth below:

1. Subsection 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

(a)	Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 1,788,564. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

2. Except as expressly amended or modified in this Amendment, all terms and provisions of the Plan are and shall remain in full force and effect and all references therein to such Plan shall henceforth refer to the Plan as modified by this Amendment.

A-1

STG GROUP, INC.

11091 Sunset Hills Road, Suite 200

Reston, Virginia 20190

June 13, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STG GROUP, INC.

The undersigned hereby appoints Charles L. Cosgrove with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated below, all the shares of Common Stock of STG Group, Inc. (the "Company") held of record by the undersigned at the close of business on April 27, 2017 at the Annual Meeting of Stockholders to be held at the offices of the Company, located at 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190, on Tuesday, June 13, 2017, at 10:00 a.m., local time, or any adjournment or postponement thereof (the "Meeting") and authorizes and instructs said proxies to vote in the manner directed below.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominee and FOR on Proposals 2 and 3. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the Meeting or any adjournments of the Meeting.

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

STG GROUP, INC.

June 13, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
This Proxy Statement and 2016 Annual Report on Form 10-K are available at:
http://www.stginc.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00000333000000000000 5 061317

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE AND "FOR" PROPOSALS TWO AND THREE. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Nominee

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

STG GROUP, INC.

June 13, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
This Proxy Statement and 2016 Annual Report on Form 10-K are available at:
http://www.stginc.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

00000333000000000000 5 061317

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE AND "FOR" PROPOSALS TWO AND THREE. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Nominee

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.